Exhibit 99.2

November 6, 2008 Dana Holding Corporation Third-Quarter 2008 Earnings Conference Call

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Safe Harbor Statement Certain statements and projections contained in this presentation are, by their nature, forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management's beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "could," "potential," "continue," "ongoing," similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward- looking statement. Dana's Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss important risk factors that could affect our business, results of operations and financial condition. The forward-looking statements in this presentation speak only as of this date. Dana does not undertake any obligation to revise or update publicly any forward-looking statement for any reason.

Agenda Introduction Steve Superits Vice President - Investment Management & Investor Relations Update on Key Issues John Devine and Initiatives Executive Chairman Quarterly Financial Review Jim Yost Chief Financial Officer Q&A Session All

Update on Key Issues Difficult third quarter because of peaking steel prices and depressed North American production volumes. Additional restructuring planned: Now planning up to 10 plant closures in 2009-2010 Hourly and salaried workforce reductions will increase from 3,000 to 5,000 in 2008 Good progress on pricing actions - impact primarily in 2009. Significant reductions in commodity prices, including steel. Impact primarily in 2009 because of lower 2008 volumes. Good progress on evaluating strategic options for sealing, thermal, and structural products. Decisions expected by early 2009. Good progress on key priorities of rolling out Operational Excellence initiative and continuing to build strong management team.

Management Team Continue to attract talent to the organization Mark Wallace President, Operational Excellence ? Former President & CEO, Webasto Products, North America Ken Cao President, Asia Pacific ? Former President, Asia Pacific Operations, GKN Sinter Metals Jacqui Dedo Vice President, Strategy & Business Development ? Former V.P., Innovation & Growth, The Timken Company

Operational Excellence Recent Progress & Developments Reduce global footprint by up to 10 facilities, primarily in U.S. and Canada Most moves in 2009 with remainder in 2010 Anticipate consolidations and closures will result in one-time costs of $100 to $150M Actions anticipated to generate annual operating savings of about $40M Announced closure of Magog, Quebec, driveshaft facility on Oct. 15 Expect to exit facility in 2009 One-time closure costs of $9 to $10M and anticipated EBITDA improvement of $2.5 to $3M annually Additional actions to be announced later Footprint & Workforce Changes Continued good progress on roll out and results By the end of 2008, more than 70 percent of North American manufacturing plants will have initiated a formal roll out of the DOS Initiated South American DOS roll out in Q3 Initiating European DOS roll out in December Dana Operating System Roll Out

Steel Price Volatility Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2007 Actual 260 295 370 345 279 295 291 302 322 315 295 325 2008 YTD Actual 410 402 420 597 703 773 870 853 553 300 2008 YTD Actual Current Q4 '08 Projection: $300/Ton U.S. Scrap Steel ($ per ton) H1 Q3 Q4 Total Steel Increase $ (42) $ (65) $ (70) $ (177) Recovery 15 45 55 115 Net (27) (20) (15) (62) Recovery 36% 69% 79% 65% 2008 Profit Impact ($ in millions)

North American Production (2008 vs. 2007) Light truck Light truck (32%) (21%) Light vehicle Light vehicle Light vehicle (16%) (13%) Full-size light truck Full-size light truck Full-size light truck (50%) (35%) Medium truck (5-7) Medium truck (5-7) Medium truck (5-7) (23%) (19%) Heavy truck (Class 8) Heavy truck (Class 8) Heavy truck (Class 8) 13% (4%) Q3 YTD Change in Production Source: Global Insight, Ward's Automotive, and ACT

Key Priorities: 2008 Priorities Update/Recent Actions Rebuild the Team Jump-Start Operations Address Strategic Issues Financial Performance & Plans Operational Excellence President Asia Pacific President Strategy & Business Development V.P. Manufacturing talent Operational Excellence - Focus on cost, quality, and productivity Three Priorities: Common metrics, Dana Operating System, footprint optimization Rolling out globally Evaluating both strategic options and growth opportunities Decision on strategic options by year end or early 2009 Focus on fixing North American automotive business Maintain strong liquidity and balance sheet 2009 Plan: Focus on pricing and cost actions to improve profits substantially despite depressed volumes

Quarterly Financial Review

3Q08 Summary ($ in Millions) 2008 2007 Change Sales $ 1,929 $ 2,130 $ (201) EBITDA 15 126 (111) Net loss (271)* (69) (202) Capital spend (72) (54) (18) Free cash flow (151) (143) (8) See supplemental slides for comments regarding the presentation of non-GAAP measures and a reconciliation of EBITDA to income (loss) from continuing operations before income taxes and free cash flow to cash from (used by) operations. * Includes impairment charges of $123 million, of which $15 million is included in equity in earnings of affiliates

Change in Sales (3Q 2008 vs. 2007, $ in Millions) 2007 2008 Volume/Mix Pricing Currency 2130 1929 -318 45 72 ($318)

Change in EBITDA (3Q 2008 vs. 2007, $ in Millions) 2007 2008 Volume/Mix Steel Cost Pricing Cost Saving/ Ops. Improv. Other (Primarily Exchange) 126 15 -75 -65 45 12 -28 ($75) ($65) ($28) See supplemental slides for comments regarding the presentation of non-GAAP measures and a reconciliation of EBITDA to income (loss) from continuing operations before income taxes. Net Recovery: ($20)

Free Cash Flow (Nine Months, $ in Millions) 2008 2007 EBITDA EBITDA EBITDA EBITDA $ 290 $ 373 Working capital Working capital Working capital (172) (183) Capital spend Capital spend Capital spend (164) (148) Interest, net Interest, net Interest, net (67) (49) Income taxes Income taxes (102) (75) Restructuring Restructuring Restructuring (65) (107) Discontinued Ops EBITDA Discontinued Ops EBITDA Discontinued Ops EBITDA - - - (26) Reorganization & Other Reorganization & Other Reorganization & Other (51) (147) Free Cash Flow Free Cash Flow Free Cash Flow $ (331) $ (362) See supplemental slides for comments regarding the presentation of non-GAAP measures and a reconciliation of EBITDA to income (loss) from continuing operations before income taxes and free cash flow to cash from (used by) operations.

Net Debt ($ in Millions) Cash - U.S. $ 519 International 488 Total cash 1,007 Term loan facility 1,419 Less OID (102) All other debt 70 Total debt 1,387 Net Debt $ 380 September 30, 2008

Global Liquidity ($ in Millions) Cash $ 1,007 Less: Deposits supporting obligations (87) Cash in less than wholly-owned subsidiaries (64) Available cash 856 Additional cash availability from: Lines of credit (U.S. and Europe) 455 Additional lines of credit supported by letters of credit from the Revolving Facility 32 Total global liquidity $ 1,343 September 30, 2008

Debt Covenants - Term Loan In compliance through 09/30/08 Need covenant changes for 12/31/08 compliance test Will launch amendment next week Expect completion in the next few weeks

Financial Outlook Calendar 2008 Outlook Sales ? $8.2 billion EBITDA ? $300 million Capital Spend ? $250 million Free Cash Flow Negative $300 to $350 million 2009 Targets Sales $7.2 to $7.3 billion EBITDA ? $150 million improvement over 2008 ^ Customer pricing ($200 to $250 million) ^ Cost savings ($100 to $200 million) ^ Partially offset by expected market decline Capital Spend ? $250 million Free Cash Flow ? Breakeven See supplemental slides for comments regarding the presentation of non-GAAP measures and a reconciliation of EBITDA to income (loss) from continuing operations before income taxes and free cash flow to cash from (used by) operations.

Q&A Session

Supplemental Slides Non-GAAP Financial Information In connection with Dana's emergence from bankruptcy on January 31, 2008 and the application of fresh start accounting in accordance with the provisions of the American Institute of Certified Public Accountants' Statement of Position 90-7, the post-emergence results of the successor company for the eight months ended September 30, 2008 and the pre-emergence results of the predecessor company for the one month ended January 31, 2008 are presented separately as successor and predecessor results in the financial statements presented in our Form 10-Q. This presentation is required by generally accepted accounting principles (GAAP) as the successor company is considered to be a new entity, and the results of the new entity reflect the application of fresh start accounting. For your convenience in viewing the accompanying slides, we have combined the separate successor and predecessor periods to derive combined results for the nine months ended September 30, 2008. The following slides provide the separate successor and predecessor GAAP results for the applicable periods, along with the combined results described above for the first nine months of 2008. A number of slides refer to EBITDA, which we've defined to be earnings before interest, taxes, depreciation, amortization and restructuring. EBITDA is a non-GAAP financial measure, and the measure currently being used by Dana as the primary measure of its reportable operating segment performance. EBITDA was selected as the primary measure for operating segment performance as well as a relevant measure of Dana's overall performance given the enhanced comparability and usefulness after application of fresh start accounting. The most significant impact to Dana's ongoing results of operations as a result of applying fresh start accounting is higher depreciation and amortization. By using EBITDA, which is a performance measure that excludes depreciation and amortization, the comparability of results is enhanced. Management also believes that EBITDA is an important measure since the financial covenants of our primary debt agreements are EBITDA-based, and our management incentive performance programs are based, in part, on EBITDA. Because it is a non-GAAP measure, EBITDA should not be considered a substitute for net income or other reported results prepared in accordance with GAAP. Slides 27-29 provide a reconciliation of EBITDA for the periods presented to the reported income (loss) from continuing operations before income taxes, which is a GAAP measure.

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